Exhibit 10.2

ASSIGNMENT, RELEASE, CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

This Assignment, Release, Consent and First Amendment to Credit Agreement (this “Amendment”) dated as of January 9, 2015 (the “Effective Date”) is by and among QES Holdco LLC, a Delaware limited liability company (the “Initial Borrower”), Quintana Energy Services LP, a Delaware limited partnership (the “New Borrower”), certain subsidiaries of the Initial Borrower (the “Guarantors”), the Lenders (as defined below) party hereto, and Amegy Bank National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as issuing bank (in such capacity, the “Issuing Bank”) and as swing line lender (in such capacity, the “Swing Line Lender”).

WHEREAS, the Initial Borrower, the Guarantors, the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of September 9, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, as of the Effective Date, the Initial Borrower will assign to the New Borrower all, but not less than all, of its rights and obligations under the Agreement and the other Loan Documents pursuant to Section 10.06(g) of the Credit Agreement (the “Borrower Assignment”);

WHEREAS, immediately prior to or contemporaneously with the Borrower Assignment, the Initial Borrower will contribute all Equity Interests in its direct Subsidiaries (other than the New Borrower and Quintana Energy Services GP LLC (the “General Partner”)) to the New Borrower (the “Contribution”) pursuant to that certain Contribution, Conveyance and Assumption Agreement dated as of January 9, 2015 (the “Contribution Agreement”) among Initial Borrower and New Borrower;

WHEREAS, contemporaneously with the Borrower Assignment and the Contribution, the New Borrower will acquire all of the Equity Interests of Cimarron Acid and Frac LLC, a Delaware limited liability company (the “Target”), in part from the Initial Borrower pursuant to the terms of the Contribution Agreement and in part from other holders of Equity Interests of the Target (collectively, the “Sellers”) pursuant to the terms of that certain Contribution and Exchange Agreement dated as of January 9, 2015 (the “Cimarron Agreement”) among the Initial Borrower, the New Borrower, the Target and the Sellers (the “Cimarron Acquisition”);

WHEREAS, certain aspects of the Cimarron Acquisition are prohibited under Section 6.04, Section 6.05 and Section 6.06 of the Credit Agreement; and

WHEREAS, the Initial Borrower and the New Borrower have requested, and the undersigned Lenders have agreed, to (a) amend the Credit Agreement as described below and (b) consent to the Cimarron Acquisition, in each case, subject to the terms of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.

Section 2. Borrower Assignment. Pursuant to and in accordance with Section 10.06(g) of the Credit Agreement, for an agreed consideration, the Initial Borrower hereby irrevocably assigns to the New Borrower, and the New Borrower hereby irrevocably assumes from the Initial Borrower, as of the Effective Date all of the debts, liabilities, obligations, covenants and duties of the Initial Borrower arising under the Loan Documents or otherwise with respect to any Advance or Letter of Credit. The New Borrower hereby becomes the “Borrower” for all purposes under the Credit Agreement and the other Loan Documents.

Section 3. Release of Initial Borrower and General Partner. Pursuant to and in accordance with Section 9.09(a)(iv) and Section 10.06(g) of the Credit Agreement, effective immediately subsequent to the effectiveness of the Borrower Assignment pursuant to Section 2 above, the Administrative Agent, on behalf of the Secured Parties, hereby:

(a) releases and discharges each of the Initial Borrower and the General Partner (collectively, the “Released Parties”) from any rights, obligations, or liabilities, whether contingent or otherwise, under the Credit Agreement (including the Guaranty set forth in Article VIII thereof) and the other Loan Documents;

(b) terminates and releases any security interest in or Lien on all property of the Released Parties granted to or held by the Administrative Agent under the Loan Documents, including, but not limited to, the Equity Interests of the New Borrower owned by the Initial Borrower and the General Partner and pledged to the Administrative Agent pursuant to the terms of the Pledge Agreement; and

(c) agrees that it shall promptly execute and deliver, at New Borrower’s expense, all Uniform Commercial Code termination statements and other documents reasonably requested by the New Borrower to evidence the release under this Section 3.

Notwithstanding the foregoing, this is a release of the Released Parties and their property only, and nothing in this Section 3 shall be construed to be a release of any obligations of the New Borrower assumed pursuant to Section 2, or any obligations of any Loan Party (other than the Released Parties) under the Credit Agreement or any other Loan Document to, or for the benefit of, the Administrative Agent or the Secured Parties. Furthermore, nothing in this Section 3 shall be deemed or construed to in any manner release, amend, alter, or modify the Credit Agreement or any other Loan Document or any right, title, equity, or interest of the Administrative Agent or any Secured Party, insofar as they cover or affect any property or interest other than the Released Parties or the property of the Released Parties.

Section 4. Consent to Cimarron Acquisition. Subject to the terms and conditions of this Amendment, the undersigned Lenders hereby consent to the Cimarron Acquisition and agree that the Cimarron Acquisition and the transactions contemplated by the Cimarron Agreement shall not constitute a Default or Event of Default under any of Section 6.04, Section 6.05 or Section 6.06 of the Credit Agreement; provided that, the New Borrower is in compliance with Section 6.05(i) of the Credit Agreement with respect to the Cimarron Acquisition (except (x) the requirement that the Target must be wholly owned directly by a Loan Party upon the consummation of such acquisition and (y) the requirement that the Borrower shall have delivered to the Administrative Agent and each Lender, at least five Business Days prior to the date on which such acquisition is to be consummated, a certificate pursuant to Section 6.05(i)(v)); provided further that, the Target shall become a wholly owned Subsidiary of the New Borrower immediately subsequent to the consummation of the Cimarron Acquisition; provided further that, if the Leverage Ratio calculated after giving pro forma effect to the Cimarron Acquisition is greater than 2.25 to 1.00, the aggregate purchase price of the Cimarron Acquisition together with all purchases or other acquisitions pursuant to Section 6.05(i)(vi)(B)(2) of the Credit Agreement, after giving effect to such purchase or other acquisition and all Capital Expenditures pursuant to Section 6.12(c)(ii) of the Credit Agreement in the fiscal year in which the Cimarron Acquisition is consummated, shall be no greater than $30,000,000. The consent by the undersigned Lenders described in this Section 4 is contingent upon the satisfaction of the conditions precedent set forth in Section 6 below and is limited to the Cimarron Acquisition and the transactions contemplated by the Cimarron Agreement. Such consent is limited to the extent described herein and, except as expressly provided herein, shall not be construed to be a permanent consent to departure from or a permanent waiver of Section 6.04, Section 6.05 or Section 6.06 of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.

Section 5. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

“General Partner” means Quintana Energy Services GP LLC, a Delaware limited liability company.

“MLP” means Quintana Energy Services LP, a Delaware limited partnership.

(b) Section 6.06(g) of the Credit Agreement is hereby amended by replacing “the Borrower may make cash distributions to Holdco in an amount” with “the Borrower may make cash distributions to Holdco and any other Person that is a holder of Equity Interests of the MLP immediately prior to giving effect to the IPO in an aggregate amount”.

(c) Section 10.06(g) of the Credit Agreement is hereby amended by (i) inserting “and” immediately before “(vi)” and (ii) deleting “and (vii) the Administrative Agent shall have no later than three (3) Business Days prior to the date of such assignment been provided copies of the Registration Statement, Prospectus and Partnership Agreement”.

Section 6. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1) This Amendment duly executed by the Initial Borrower, the New Borrower, each Guarantor (other than the General Partner), the Administrative Agent, the Issuing Bank and the Majority Lenders;

(2) a Revolving Note by the New Borrower payable to each Lender in the amount of its Revolving Commitment, and the Swing Line Note payable to the Swing Line Lender;

(3) a supplement to the Credit Agreement by the Target pursuant to which the Target becomes a Guarantor;

(4) a supplement to the Security Agreement by the Target, together with UCC-1 financing statements and any other documents, agreements or instruments necessary to create an Acceptable Security Interest in the Collateral of the Target;

(5) a supplement and amendment to the Pledge Agreement by the New Borrower pledging to the Administrative Agent for the benefit of the Secured Parties all of the Equity Interests of the Domestic Subsidiaries of such Loan Party, together with stock certificates, stock powers executed in blank, UCC-1 financing statements and any other documents, agreements or instruments necessary to create an Acceptable Security Interest in such Equity Interests;

(6) an amendment and restatement of the Custodial Agreement executed by the Administrative Agent, the Loan Parties (including, without limitation, the New Borrower and the Target) and Custodians selected by the New Borrower and approved by the Administrative Agent in its sole discretion;

(7) a certificate dated as of the Effective Date from a Responsible Officer of the New Borrower certifying that: (A) before and after giving effect to the Borrower Assignment, the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Effective Date as though made on, and as of such date, unless such representations or warranties are made as of a prior date in which case they are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, as of such prior date, (B) before and after giving effect to the Borrower Assignment, no Default or Event of Default exists, (C) after giving effect to the Borrower Assignment, the Loan Parties are in compliance on a pro forma basis with the financial covenants in Sections 6.13 and 6.14 of the Credit Agreement, (D) immediately after giving effect to the Borrower Assignment, neither Holdco nor the General Partner own any assets other than (x) Equity Interests in the MLP and the General Partner, and (y) cash or Cash Equivalents in an aggregate amount not to exceed $5,000,000 and (E) all of the requirements set forth in Section 6.05(i) of the Credit Agreement with respect to the Cimarron Acquisition (other than the requirements expressly waived pursuant to Section 4 above) have been satisfied or will be satisfied on or prior to the consummation of the Cimarron Acquisition;

(8) copies of the certificate or articles of incorporation or other equivalent organizational documents, including all amendments thereto, of each of the New Borrower and the Target, certified as of a recent date by the Secretary of State of the state of its organization;

(9) a certificate of the Secretary or Assistant Secretary of each of the New Borrower and the Target certifying (A) that attached thereto is a true and complete copy of the by-laws or other equivalent organizational documents of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other equivalent body of such Loan Party authorizing the execution, delivery and performance of this Amendment and the other the Loan Documents to which such Loan Party is a party and, in the case of the New Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other organizational documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate furnished pursuant to paragraph (8) above, and (D) as to the incumbency and specimen signature of each officer of such Loan Party executing this amendment or any Loan Document, Notices of Borrowing or any other document delivered in connection herewith on behalf of such Loan Party;

(10) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (9) above;

(11) certificates from the appropriate Governmental Authority certifying as to the good standing, existence and authority of the New Borrower and the Target in all jurisdictions where reasonably required by the Administrative Agent;

(12) a favorable opinion dated as of the Effective Date of Vinson & Elkins LLP, counsel to the Loan Parties;

(13) a copy of the Contribution Agreement, the Cimarron Agreement and each of the material documents executed in connection therewith certified as of the Effective Date by a Responsible Officer (A) as being true and correct copies of such documents as of the Effective Date, (B) as being in full force and effect and (C) that no material term or condition thereof shall have been amended, modified or waived after the execution thereof without the prior written consent of the Administrative Agent;

(14) a certificate as to coverage under the insurance policies required by Section 5.06 of the Credit Agreement and the applicable provisions of the Security Documents, which shall be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and to name the Administrative Agent as additional insureds in form and substance reasonably satisfactory to the Administrative Agent; and

(15) such other documents, governmental certificates and agreements as the Administrative Agent may reasonably request.

(b) Consummation of the Contribution and the Cimarron Acquisition. The Administrative Agent shall be reasonably satisfied with the terms of the Contribution Agreement, the Cimarron Agreement and each of the material documents executed in connection therewith, and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent confirming that (i) all of the transactions contemplated by such documents to occur on the closing dates of such documents shall have been consummated (or will be consummated simultaneously with the occurrence of the Effective Date) and no conditions to closing under such documents remain unsatisfied and (ii) the Contribution and the Cimarron Acquisition shall have occurred on or before the Effective Date.

(c) Payment of Fees. On the Effective Date, the New Borrower shall have paid all costs and expenses which have been invoiced at least one day prior to the Effective Date and are payable pursuant to Section 10.04 of the Credit Agreement.

Section 7. Representations and Warranties. The Loan Parties hereby represent and warrant that after giving effect hereto:

(a) the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 8. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (subject to the terms of Article VIII of the Credit Agreement), as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Loan Documents.

Section 9. Effect of Amendment.

(a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank, the Swing Line Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any future defaults under the Credit Agreement or any other provision of any Loan Document.

(b) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(d) Except as specifically modified herein, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic transmission of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

Section 12. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

INITIAL BORROWER:

QES HOLDCO LLC

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President and Chief Executive Officer

NEW BORROWER:

QUINTANA ENERGY SERVICES LP

By: Quintana Energy Services GP LLC, its General Partner

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President and Chief Executive Officer

GUARANTORS:

Q DIRECTIONAL DRILLING, LLC

By: Quintana Energy Services LP, its Sole Member

By: Quintana Energy Services GP LLC, its General Partner

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President and Chief Executive Officer

Q DIRECTIONAL MGMT, INC.

By:	/s/ Jim C. Beasley
Name:	Jim C. Beasley
Title:	President

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

CENTERLINE TRUCKING, LLC

By: Q Directional Drilling, LLC, its Sole Member

By: Quintana Energy Services LP, its Sole Member

By: Quintana Energy Services GP LLC, its General Partner

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President and Chief Executive Officer

TWISTER DRILLING TOOLS, LLC

By: Q Directional Drilling, LLC, its Sole Member

By: Quintana Energy Services LP, its Sole Member

By: Quintana Energy Services GP LLC, its General Partner

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President and Chief Executive Officer

Q CONSOLIDATED OIL WELL SERVICES, LLC

By: Quintana Energy Services LP, its Sole Member

By: Quintana Energy Services GP LLC, its General Partner

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President and Chief Executive Officer

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

CIS-OKLAHOMA, LLC

By:	/s/ Stephen D. Stanfield
Name:	Stephen D. Stanfield
Title:	President

OKLAHOMA OILWELL CEMENTING COMPANY

By:	/s/ Stephen D. Stanfield
Name:	Stephen D. Stanfield
Title:	President

CONSOLIDATED OIL WELL SERVICES, LLC

By:	/s/ Stephen D. Stanfield
Name:	Stephen D. Stanfield
Title:	President

CONSOLIDATED OWS MANAGEMENT, INC.

By:	/s/ Stephen D. Stanfield
Name:	Stephen D. Stanfield
Title:	President

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

ADMINISTRATIVE AGENT:

AMEGY BANK NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and Issuing Bank

By:	/s/ Brad Ellis
Name:	Brad Ellis
Title:	Senior Vice President

LENDERS:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Brad Ellis
Name:	Brad Ellis
Title:	Senior Vice President

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

BANK OF AMERICA, N.A

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

CITIBANK, N.A

By:	/s/ Scott Gildea
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

COMERICA BANK

By:	/s/ Bradley Kohn
Name:	Bradley Kohn
Title:	AVP

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

IBERIABANK

By:	/s/ Bennett D. Douglas
Name:	Bennett D. Douglas
Title:	EVP

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

UBS AG, STAMFORD BRANCH

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associated Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

BARCLAYS BANK PLC

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC

COMMUNITY TRUST BANK

By:	/s/ Russell G. Chase
Name:	Russell G. Chase
Title:	EVP – Houston Region

Signature Page to Assignment, Release, Consent and First Amendment to Credit Agreement

QES Holdco LLC